SUPPLEMENTAL FINANCIAL STATEMENT INFORMATION	3 Months Ended
Mar. 31, 2014
Supplemental Financial Information [Abstract]
SUPPLEMENTAL FINANCIAL STATEMENT INFORMATION
SUPPLEMENTAL FINANCIAL STATEMENT INFORMATION

Earnings Per Share — Verso Paper computes earnings per share by dividing net income or net loss attributable to common stockholders by the weighted average number of common shares outstanding for the period.  Diluted earnings per share is computed by dividing net income or net loss by the weighted average number of shares outstanding, after giving effect to potentially dilutive common share equivalents outstanding during the period.  Potentially dilutive common share equivalents are not included in the computation of diluted earnings per share if they are anti-dilutive.

The following table provides a reconciliation of basic and diluted loss per common share of Verso Paper:

	VERSO PAPER
	Three Months Ended
	March 31,
(In thousands, except per share data)	2014	2013
Net loss available to common shareholders	$(90,610)	$(38,378)
Weighted average common stock outstanding	52,677	52,492
Weighted average restricted stock	511	484
Weighted average common shares outstanding - basic	53,188	52,976
Dilutive shares from stock options	—	—
Weighted average common shares outstanding - diluted	53,188	52,976
Basic loss per share	$(1.70)	$(0.72)
Diluted loss per share	$(1.70)	$(0.72)

In accordance with ASC Topic 260, Earnings Per Share, unvested restricted stock awards issued by Verso Paper contain nonforfeitable rights to dividends and qualify as participating securities.  No dividends have been declared or paid in 2014 or 2013.

For the three-month periods ended March 31, 2014 and 2013, respectively, 4,411,431 and 4,048,253 weighted average potentially dilutive shares from stock options with weighted average exercise prices per share of $2.37 and $2.48, respectively, were excluded from the diluted earnings per share calculation due to the antidilutive effect such shares would have on net loss per common share.

Inventories and Replacement Parts and Other Supplies — Inventory values include all costs directly associated with manufacturing products: materials, labor, and manufacturing overhead.  These values are presented at the lower of cost or market.  Costs of raw materials, woodyard logs, work-in-progress, and finished goods are determined using the first-in, first-out method.  Replacement parts and other supplies are stated using the average cost method and are reflected in Inventories and Intangibles and other assets on the accompanying condensed consolidated balance sheets (see also Note 5).

Inventories by major category include the following:

	March 31,	December 31,
(Dollars in thousands)	2014	2013
Raw materials	$32,661	$25,843
Woodyard logs	12,375	6,602
Work-in-process	21,238	14,738
Finished goods	59,260	60,919
Replacement parts and other supplies	29,315	29,585
Inventories	$154,849	$137,687

Asset Retirement Obligations — In accordance with ASC Topic 410, Asset Retirement and Environmental Obligations, a liability and an asset are recorded equal to the present value of the estimated costs associated with the retirement of long-lived assets where a legal or contractual obligation exists.  The liability is accreted over time, and the asset is depreciated over its useful life.  Our asset retirement obligations under this standard relate to closure and post-closure costs for landfills.  Revisions to the liability could occur due to changes in the estimated costs or timing of closure or possible new federal or state regulations affecting the closure. The reduction in the liability for the three months ended March 31, 2014, was primarily the result of revisions to the estimated closure dates of the landfills due to lower than expected usage.

On March 31, 2014, and December 31, 2013, we had $0.8 million of restricted cash included in Intangibles and other assets in the accompanying condensed consolidated balance sheet related to an asset retirement obligation in the state of Michigan.  This cash deposit is required by the state and may only be used for the future closure of a landfill.

The following table presents an analysis related to our asset retirement obligations which are included in Other liabilities in the accompanying condensed consolidated balance sheets:

	Three Months Ended
	March 31,
(Dollars in thousands)	2014	2013
Asset retirement obligations, January 1	$13,194	$11,854
Accretion expense	173	206
Settlement of existing liabilities	(23)	(61)
Adjustment to existing liabilities	(3,485)	—
Asset retirement obligations	9,859	11,999
Less: Current portion	(465)	(1,800)
Non-current portion of asset retirement obligations, March 31	$9,394	$10,199

In addition to the above obligations, we may be required to remove certain materials from our facilities or to remediate them in accordance with current regulations that govern the handling of certain hazardous or potentially hazardous materials.  At this time, any such obligations have an indeterminate settlement date, and we believe that adequate information does not exist to reasonably estimate any such potential obligations.  Accordingly, we will record a liability for such remediation when sufficient information becomes available to estimate the obligation.

Property, Plant, and Equipment — Property, plant, and equipment is stated at cost, net of accumulated depreciation.  Interest is capitalized on projects meeting certain criteria and is included in the cost of the assets.  The capitalized interest is depreciated over the same useful lives as the related assets.  Expenditures for major repairs and improvements are capitalized, whereas normal repairs and maintenance are expensed as incurred.  Other investing activities in our condensed consolidated statement of cash flows for the three months ended March 31, 2013 represented $13.7 million received from governmental grants associated with a renewable energy project at our mill in Bucksport, Maine, which were used to offset our capital expenditures on the project.

Interest costs of $0.6 million were capitalized for the three months ended March 31, 2014. Negligible interest costs were capitalized for the three months ended March 31, 2013.

Depreciation is computed using the straight-line method over the assets’ estimated useful lives.  Depreciation expense was $25.5 million and $25.8 million for the three-month periods ended March 31, 2014 and 2013, respectively.

Accumulated Other Comprehensive Income (Loss) — The following tables summarize the changes in Accumulated other comprehensive income (loss) by balance type for the three months ended March 31, 2014 and 2013:

(Dollars in thousands)	Defined Benefit Pension Items	Total
Accumulated other comprehensive loss as of December 31, 2013	$(11,435)	$(11,435)
Amounts reclassified from Accumulated other comprehensive income (loss) to Cost of products sold	213	213
Net decrease in other comprehensive loss	213	213
Accumulated other comprehensive income (loss), net of tax, as of March 31, 2014	$(11,222)	$(11,222)

(Dollars in thousands)	Losses on Derivative Financial Instruments	Defined Benefit Pension Items	Total
Accumulated other comprehensive loss as of December 31, 2012	$(335)	$(24,938)	$(25,273)
Amounts reclassified from Accumulated other comprehensive income (loss) to Cost of products sold	144	573	717
Net decrease in other comprehensive loss	144	573	717
Accumulated other comprehensive income (loss), net of tax, as of March 31, 2013	$(191)	$(24,365)	$(24,556)